UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2022

Delwinds Insurance Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One City Centre
1021 Main Street, Suite 1960
Houston, TX 77002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 337-4077

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	DWIN.U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	DWIN	The New York Stock Exchange

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	DWIN.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Delwinds Insurance Acquisition Corp.(“Delwinds” or the “Company”) intends to enter into an arrangement whereby an institutional investor and its affiliates (collectively, the “Investor”) (i) would commit to own, as of the date (the “Business Combination Closing”) of consummation of Delwinds’ previously announced business combination with FOXO Technologies Inc. (the “Business Combination” and “FOXO”), a certain number of shares of Delwinds Class A common stock (“Public Shares”), and (ii) may purchase up to an additional number of Public Shares from other holders of Public Shares, which shares in the aggregate may be up to a maximum of 3,000,000 shares (the “Investor Shares”). The Investor Shares would be subject to an agreement between the Company and the Investor in effect for a period of up to fifteen (15) months after the Business Combination Closing. Pursuant to such arrangement, the Investor would have the right to sell the Investor Shares in the open market and, at the end of the term of the Investor agreement, or upon an accelerated maturity date (applicable upon the occurrence of certain events, including based on a the trading price per share of the Class A common stock of the combined company after the Business Combination (the “Combined Company”)), to require the Combined Company to purchase any Investor Shares held by the Investor as of date at a price equal to the redemption price per Public Share at the Business Combination Closing (the “Redemption Price”). At the Business Combination Closing, Delwinds would be required to deposit into an escrow account funds (the “Escrowed Funds”) equal to the product of the number of Investor Shares held or purchased and not redeemed by the Investor and the Redemption Price. During the term of the anticipated Investor agreement, if the Investor sells Investor Shares to third parties, a portion of the Escrowed Funds corresponding to such Investor Shares equal to the Combined Company’s purchase price obligation (the “Open Market Sale Payment”) for such shares would be released to the Combined Company (based on a percentage of a price which would initially be $10.00 per Investor Share and would be subject to weekly adjustment thereafter), less brokerage commissions payable by the Combined Company to the Investor, and the Investor would receive a portion of the Escrowed Funds corresponding to such Shares equal to the difference between escrowed amount per Investor Share and the Open Market Sale Payment. Upon entering into such Investor arrangement, Delwinds anticipates an amendment to the previously-disclosed Backstop Subscription Agreements between Delwinds and each of Delwinds’ Chairman and Chief Executive Officer and an affiliate of certain of Delwinds’ officers and directors (together, the “Backstop Investors”) to reflect that a forward purchase agreement is among the arrangements intended to reduce the Backstop Investors’ obligations under the Backstop Subscription Agreements, as a result of which, upon the expected non-redemption of Public Shares in connection with the anticipated Investor arrangement, the Backstop Investors would be not be obligated, and are not expected to, subscribe for Delwinds shares in connection with the Business Combination Closing.

On September 12, 2022, Delwinds issued a press release announcing its intention to enter into the arrangement summarized above with the Investor. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this report, words such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

Additional Information about the Business Combination and Where to Find It

As previously disclosed, on February 24, 2022, Delwinds entered into an Agreement and Plan of Merger (as amended as of April 26, 2022, July 6, 2022 and August 12, 2022, and as may be further amended or supplemented from time to time, the “Merger Agreement”), by and among Delwinds, FOXO, DWIN Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Delwinds (“Merger Sub”), and DIAC Sponsor LLC, a Delaware limited liability company and Delwinds’ sponsor (the “Sponsor”), in its capacity as the representative of the stockholders of Delwinds (other than FOXO’s security holders) (the “Purchaser Representative”) from and after the Business Combination Closing, pursuant to which Merger Sub will merge with and into FOXO, with FOXO as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly-owned subsidiary of Delwinds. Delwinds filed with the SEC a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which contains information about the proposed Business Combination and the respective businesses of FOXO and Delwinds. Delwinds has mailed a final prospectus and definitive proxy statement and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Delwinds has sent to its stockholders in connection with the Business Combination. The information filed by Delwinds contains substantially more information about FOXO than is being furnished with this communication and may contain information that an investor will consider important in making a decision regarding an investment in Delwinds securities. Delwinds stockholders are urged to read the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents contain important information about Delwinds, FOXO and the proposed transaction. Stockholders of Delwinds are also able to obtain a free copy of the proxy statement, as well as other filings containing information about Delwinds, without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and Delwinds’ other filings with the SEC can also be obtained, without charge, at Delwinds’ website at www.delwinds.com/investors or upon written request to One City Centre, 1021 Main Street, Suite 1960, Houston, TX 77002.

No Offer or Solicitation

The disclosure herein shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Participants in Solicitation

Delwinds and FOXO and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed Business Combination. Delwinds stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Delwinds in Delwinds’ final prospectus filed with the SEC on December 10, 2020, the Registration Statement and other relevant materials filed with the SEC in connection with the proposed Business Combination. These documents can be obtained free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated September 12, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2022

DELWINDS INSURANCE ACQUISITION CORP.

By:	/s/ Andrew Poole
Name:	Andrew Poole
Title:	Chief Executive Officer

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